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CMA NORTH CAROLINA
MUNICIPAL MONEY FUND

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Annual Report

March 31, 1997


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Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                           #16057 -- 3/97


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TO OUR SHAREHOLDERS:

For the year ended March 31, 1997, CMA North Carolina Municipal Money Fund paid shareholders a net annualized yield of 2.82%*. As of March 31, 1997, the Fund's 7-day yield was 2.77%.

Economic Environment & Investment Strategy
The state of North Carolina continued to experience steady growth during the six-month period ended March 31, 1997. As 1997 begins, state economists are predicting a slightly slower rate of growth this year compared to the previous four years. Expectations are for the state to grow 2.9% in 1997 compared to the 3.3% gain reported in 1996. This compares to an average annual growth rate of 4.8% from 1992 to 1995. Moreover, the state's economy continues to diversify, with manufacturing accounting for over 25% of the non-agricultural work force. North Carolina's unemployment remains low, at 3.6% for February 1997 compared to the national rate of 5.2% for the same period.

Furthermore, financial operations continue to be solid. The state ended 1996 fiscal year with a $1.42 billion reserve, or 9.1% of general fund revenues. For the first five months of fiscal year 1996-1997, operations are on target with state budget projections. On January 15, 1997, the state of North Carolina issued $195 million in capital improvement bonds rated AAA by Fitch Investor Service. The purpose of the bonds, which were authorized by voters in a 1993 referendum, is to upgrade community colleges, universities and state parks. However, despite $1.3 billion in outstanding debt, the state's debt ratios remain among the lowest in the country at 0.7% of personal income and $146 per capita compared to the Moody's Median of 2.1% and $431, respectively. Of the $2.8 billion authorized and unissued, the state plans to market $450 million in school bonds and $100 million in highway bonds in the spring of 1997.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

During the six-month period ended March 31, 1997, economic statistics continued to paint an ideal picture of the US economy. For a majority of the period, a combination of steady growth and low inflation kept Federal Reserve Board policymakers on hold. Despite strong holiday sales spurred by healthy increases in personal income, the consensus remained that monetary policy would be on hold for the near term. However, during most of this period, a lack of fixed-rate supply combined with traditional inflows during early December 1996 and January 1997 kept yields on fixed-rate notes relatively unattractive compared to those on variable rate demand notes. Both the flat short-term tax-exempt yield curve and a bias for tighter monetary policy caused us to use the Fund's commercial paper to maintain a relatively neutral average portfolio maturity while selectively purchasing fixed-rate notes when yields were attractive. With similar conditions existing during the six-month period ended September 30, 1996, the Fund continued to utilize the same market strategy as it had then. Furthermore, the purchase of fixed-rate notes at attractive levels during July 1996 and August 1996 enhanced the Fund's performance for the recent fiscal year.

As the six-month period ended March 31, 1997 concluded, continued strength in a majority of economic statistics revealed the potential for impressive growth during the first quarter of 1997. Therefore, with the likelihood of an interest rate hike and the expected rise in yields on variable rate products in April because of outflows during tax time, we decided to position the Fund more defensively. In October 1996, the average portfolio maturity was in the 40-day range, but by the end of March, the average portfolio maturity was reduced to the 35-day range. On March 25, 1997, the Federal Reserve Board increased the Federal Funds rate by 25 basis points (0.25%) to 5.5%. During the six-month period ended March 31, 1997, the state of North Carolina's short-term issuance totaled $129.3 million. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ DARRIN J. SANFILLIPPO
Darrin J. SanFillippo
Vice President and Portfolio Manager

May 1, 1997



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACESSM   Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes




CMA North Carolina Municipal Money Fund
Schedule of Investments as of March 31, 1997                                                                  (in Thousands)

                   Face                                                                                              Value
State              Amount                                     Issue                                                (Note 1a)

North Carolina --  $1,000  Beaufort County, North Carolina, Industrial Facilities and Pollution Control
87.8%                      Financing Authority Revenue Bonds (Texasgulf, Inc. Project), VRDN, 3.50%
                           due 12/01/2000 (a)                                                                        $1,000
                    3,300  Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, Revenue Refunding Bonds (Cooper Industries), VRDN,
                           3.65% due 1/01/2006 (a)                                                                    3,300
                    6,600  Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, Industrial Revenue Bonds (S & D Coffee Inc. Project), VRDN,
                           AMT, 3.50% due 9/01/2011 (a)                                                               6,600
                    3,000  Carteret County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, PCR (Texasgulf, Inc. Project), VRDN, 3.40% due
                           10/01/2005 (a)                                                                             3,000
                      800  Catawba County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Lukens Steel Co. Project), VRDN, AMT,
                           3.75% due 12/01/2009 (a)                                                                     800
                           Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System
                           Revenue Bonds, VRDN, Series C (a):
                    4,000  3.25% due 1/15/2026                                                                        4,000
                    8,500  3.50% due 1/15/2026                                                                        8,500
                    5,000  Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A,
                           3.35% due 7/01/2016 (a)(b)                                                                 5,000
                    1,000  Charlotte, North Carolina, Refunding Bonds, GO, UT, 4.50% due 6/01/1997                    1,002
                    1,000  Charlotte, North Carolina, Water and Sewer, UT, 7.30% due 6/01/1997 (c)                    1,027
                           Craven County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, Resource Bonds (Cravenwood Energy Project), VRDN,
                           AMT (a):
                    4,400  Series B, 3.80% due 5/01/2011                                                              4,400
                    3,200  Series C, 3.80% due 5/01/2011                                                              3,200
                           Cumberland County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, Revenue Refunding Bonds (Monsanto Co. Project), VRDN (a):
                    1,715  3.40% due 6/01/2012                                                                        1,715
                      600  3.40% due 10/01/2014                                                                         600
                           Durham County, North Carolina, Public Improvement Bonds, VRDN, UT (a):
                    1,000  3.40% due 5/01/2009                                                                        1,000
                    1,000  3.40% due 5/01/2010                                                                        1,000
                    1,000  3.40% due 5/01/2011                                                                        1,000
                    2,688  Enfield, North Carolina, BAN, 3.585% due 8/20/1997                                         2,688
                      772  Freemont, North Carolina, BAN, UT, 3.70% due 1/21/1998                                       773
                           Gaston County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds, VRDN (a):
                    2,000  (Gold Medal Homes), 3.55% due 12/01/2009                                                   2,000
                      800  (Mount Holly Enterprises/Queens G.P. Inc.), AMT, 3.65% due 5/01/2004                         800
                    2,000  (Mount Holly Enterprises/Queens G.P. Inc.), AMT, 3.55% due 12/01/2009                      2,000
                           Granville County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds, VRDN, AMT (a):
                    4,000  Mayville Metal Production Project), 3.65% due 5/23/2020                                    4,000
                    1,840  (Tuscarora Plastics, Inc. Project), 3.65% due 12/01/2001                                   1,840
                      500  Greene County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, IDA, Revenue Bonds (Federal Paper Board Company, Inc.
                           Project), VRDN, AMT, 3.50% due 11/01/2009 (a)                                                500
                           Guilford County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds, VRDN, AMT (a):
                      900  (Pharmagraphics Inc. Project), 3.75% due 9/01/2010                                           900
                    7,500  (US Woven Label Project), 3.50% due 1/01/2013                                              7,500
                   26,015  Halifax County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Exempt Facilities -- Westmoreland Project),
                           VRDN, AMT, 3.85% due 12/01/2019 (a)                                                       26,015
                           Iredell County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds:
                    4,000  (Purina Mills Inc. Project), VRDN, AMT, 3.60% due 7/01/2020 (a)                            4,000
                    8,300  (Rubbermaid Specialty Products, Inc.), 3.85% due 6/01/1997                                 8,300
                    1,585  Lee County, North Carolina, BAN, 3.96% due 4/02/1997                                       1,585
                    3,700  Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project),
                           VRDN, 3.55% due 10/01/2005 (a)                                                             3,700
                    8,900  Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                           3.50% due 10/01/2011 (a)                                                                   8,900
                    8,500  Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, IDR (Rexroth Corporation Project), VRDN, AMT, 3.50% due
                           9/01/2016 (a)                                                                              8,500
                           Mecklenberg County, North Carolina, Industrial Facilities and Pollution  Control
                           Financing Authority Revenue Bonds, VRDN (a):
                    2,000  (Edgecomb Metals Company Project), 3.40% due 12/01/2009                                    2,000
                      900  (Flawa Corporation Project), AMT, 3.35% due 12/01/2008                                       900
                    1,500  (Griffith Micro Science Project), AMT, 3.60% due 11/01/2007                                1,500
                    1,000  Mecklenburg County, North Carolina, UT, Series A and B, 6.60% due 4/01/1997                1,000
                      905  New Hanover County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Interroll Corp. Project), VRDN, 3.65%
                           due 11/01/2003 (a)                                                                           905
                    3,200  North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                           CP, Series B, 3.15% due 4/01/1997                                                          3,200
                           North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                    1,500  (Bowman Grey School of Medicine Project), 3.50% due 9/01/2020                              1,500
                    1,500  (Duke University Project), Series A, 3.35% due 6/01/2027                                   1,500
                    3,300  North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                           (Cabarrus Memorial Hospital Project), VRDN, 3.45% due 3/01/2012 (a)                        3,300
                           North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
                    3,300  (Duke University Hospital), VRDN, Series B, 3.35% due 6/01/2015                            3,300
                    3,500  (Duke University Hospital), VRDN, Series C, 3.35% due 6/01/2015                            3,500
                    2,130  (Duke University Hospital), VRDN, Series D, 3.35% due 6/01/2015                            2,130
                    3,700  (Pooled Financing Project), ACES, 3.40% due 4/01/2012                                      3,700
                      200  Refunding (Moses H. Cone Memorial Hospital Project), VRDN, 3.45%
                           due 10/01/2023                                                                               200
                           North Carolina Municipal Power Agency, Electric Revenue Bonds
                           (No. 1 Catawba), CP:
                    3,817  3.35% due 4/10/1997                                                                        3,817
                    4,000  3.40% due 6/25/1997                                                                        4,000
                    7,000  3.45% due 7/16/1997                                                                        7,000
                   16,000  3.50% due 7/16/1997                                                                       16,000
                    2,600  3.55% due 7/25/1997                                                                        2,600
                   10,000  3.55% due 8/21/1997                                                                       10,000
                    3,000  3.60% due 8/22/1997                                                                        3,000
                    1,900  North Carolina State Port Authority, Docks and Wharves Facility Revenue Bonds
                           (Morehead City Terminals), VRDN, AMT, 3.65% due 1/01/2016 (a)                              1,900
                    1,405  Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                           Bonds (Purpose - Cessna Aircraft Company Project), VRDN, AMT, 3.65% due
                           10/01/2012 (a)                                                                             1,405
                    1,700  Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                           Refunding Bonds (American Airlines), VRDN, Series A, 3.70% due 11/01/2015 (a)              1,700
                    5,770  Robeson County, North Carolina, BAN, UT, 3.485% due 10/15/1997                             5,771
                      700  Rowan County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Reynolds Metals Company Project),
                           3.55% due 6/01/1997                                                                          700
                    3,100  Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (All American Homes of North Carolina Inc.),
                           VRDN, AMT, 3.75% due 11/01/2011 (a)                                                        3,100
                    1,000  South Central Water and Sewer District, North Carolina, Harnett County, BAN, UT,
                           3.52% due 6/11/1997                                                                        1,000
                    2,225  Tabor City, North Carolina, BAN, UT, 3.64% due 6/05/1997                                   2,225
                    5,100  University of North Carolina, Chapel Hill School of Medicine and Ambulatory
                           Care Clinic Revenue Bonds, VRDN, 3.35% due 7/01/2012 (a)                                   5,100
                    4,500  Wake County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority Revenue Bonds (Carolina Power and Light Company
                           Project), VRDN, Series C, 3.65% due 10/01/2015 (a)                                         4,500
                    2,000  Wayne County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, Revenue Refunding Bonds (General Signal), VRDN,
                           3.65% due 12/01/2000 (a)                                                                   2,000
                      600  Wilson County, North Carolina, Industrial Facilities and Pollution Control
                           Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 3.65% due
                           1/01/2000 (a)                                                                                600
                    1,100  Winston-Salem, North Carolina, Urban Redevelopment, Mortgage Revenue
                           Refunding Bonds (Summit Square Garden Apartments), CP, 3.40% due 4/17/1997                 1,100
                    3,500  Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, CP,
                           3.40% due 4/17/1997                                                                        3,500

Puerto Rico --             Puerto Rico Commonwealth, Government Development Bank, CP:
10.8%               5,500  3.15% due 4/01/1997                                                                        5,500
                    8,900  3.05% due 4/03/1997                                                                        8,900
                    7,500  3.25% due 4/03/1997                                                                        7,500
                    3,000  3.50% due 4/11/1997                                                                        3,000
                           Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                           Financing Authority Revenue Bonds:
                    1,750  (Abbott Labs Project), 3.75% due 3/01/1998                                                 1,750
                    2,940  (Dickinson & Co.), 3.76% due 3/01/1998                                                     2,940

                           Total Investments (Cost -- $270,388*) -- 98.6%                                           270,388

                           Other Assets Less Liabilities -- 1.4%                                                      3,792
                                                                                                                   --------
                           Net Assets -- 100.0%                                                                    $274,180
                                                                                                                   ========

(a) The interest rate is subject to change periodically based on certain indexes.
    The interest rate shown is the rate in effect at March 31, 1997.
(b) MBIA Insured.
(c) Prerefunded.
 *  Cost for Federal income tax purposes.

See Notes to Financial Statements.





CMA North Carolina Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 1997

Assets:
Investments, at value (identified cost -- $270,387,549) (Note 1a)                                        $270,387,549
Cash                                                                                                          300,760
Receivables:
Securities sold                                                                             $3,001,870
Interest                                                                                     1,061,411      4,063,281
                                                                                          ------------
Prepaid registration fees and other assets (Note 1d)                                                           10,761
                                                                                                         ------------
Total assets                                                                                              274,762,351
                                                                                                         ------------
Liabilities:
Payables:
Securities purchased                                                                           300,665
Investment adviser (Note 2)                                                                    116,227
Distributor (Note 2)                                                                            84,050
Dividends to shareholders (Note 1e)                                                                 66        501,008
                                                                                           -----------
Accrued expenses and other liabilities                                                                         81,277
                                                                                                         ------------
Total liabilities                                                                                             582,285
                                                                                                         ------------
Net Assets                                                                                               $274,180,066
                                                                                                         ============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $27,421,988
Paid-in capital in excess of par                                                                          246,797,889
Accumulated realized capital losses -- net (Note 4)                                                           (39,811)
                                                                                                         ------------
Net Assets -- Equivalent to $1.00 per share based on 274,219,877 shares of
beneficial interest outstanding                                                                          $274,180,066
                                                                                                         ============

See Notes to Financial Statements.





CMA North Carolina Municipal Money Fund
Statement of Operations For the Year Ended March 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $9,351,932
Expenses:
Investment advisory fees (Note 2)                                                          $1,331,895
Distribution fees (Note 2)                                                                    326,935
Transfer agent fees (Note 2)                                                                   60,651
Accounting services (Note 2)                                                                   50,439
Professional fees                                                                              48,098
Registration fees (Note 1d)                                                                    30,259
Custodian fees                                                                                 26,304
Printing and shareholder reports                                                               22,476
Pricing fees                                                                                    6,495
Trustees' fees and expenses                                                                     2,436
Amortization of organization expenses (Note 1d)                                                 1,242
Other                                                                                           4,035
                                                                                           ----------
Total expenses                                                                                              1,911,265
                                                                                                           ----------
Investment income -- net                                                                                    7,440,667
Realized Loss on Investments -- Net (Note 1c)                                                                  (3,442)
                                                                                                           ----------
Net Increase in Net Assets Resulting from Operations                                                       $7,437,225
                                                                                                           ==========

See Notes to Financial Statements.





CMA North Carolina Municipal Money Fund
Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                     March 31,
Increase (Decrease) in Net Assets:                                                           1997               1996

Operations:
Investment income -- net                                                                  $7,440,667         $8,169,520
Realized loss on investments -- net                                                           (3,442)            (7,855)
                                                                                         -----------        -----------
Net increase in net assets resulting from operations                                       7,437,225          8,161,665
                                                                                         -----------        -----------
Dividends to Shareholders (Note 1e):
Investment income -- net                                                                  (7,440,667)        (8,169,520)
                                                                                         -----------        -----------
Net decrease in net assets resulting from dividends to shareholders                       (7,440,667)        (8,169,520)
                                                                                         -----------        -----------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                         757,440,492        854,050,473
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                     7,440,785          8,167,035
                                                                                         -----------        -----------
                                                                                         764,881,277        862,217,508
Cost of shares redeemed                                                                 (764,608,188)      (867,003,212)
                                                                                         -----------        -----------
Net increase (decrease) in net assets derived from beneficial interest transactions          273,089         (4,785,704)
                                                                                         -----------        -----------
Net Assets:
Total increase (decrease) in net assets                                                      269,647         (4,793,559)
Beginning of year                                                                        273,910,419        278,703,978
                                                                                         -----------        -----------
End of year                                                                             $274,180,066       $273,910,419
                                                                                         ===========        ===========

See Notes to Financial Statements.





CMA North Carolina Municipal Money Fund
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                 1997        1996       1995        1994       1993

Per Share Operating Performance:
Net asset value, beginning of year                                      $1.00       $1.00      $1.00       $1.00      $1.00
                                                                     --------    --------   --------    --------   --------
Investment income -- net                                                  .03         .03        .03         .02        .02
                                                                     --------    --------   --------    --------   --------
Total from investment operations                                          .03         .03        .03         .02        .02
                                                                     --------    --------   --------    --------   --------
Less dividends from investment income -- net                             (.03)       (.03)      (.03)       (.02)      (.02)
                                                                     --------    --------   --------    --------   --------
Net asset value, end of year                                            $1.00       $1.00      $1.00       $1.00      $1.00
                                                                     ========    ========   ========    ========   ========
Total Investment Return                                                  2.82%       3.13%      2.61%       1.85%      2.25%
                                                                     ========    ========   ========    ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .72%        .69%       .62%        .61%       .57%
                                                                     ========    ========   ========    ========   ========
Expenses                                                                  .72%        .74%       .72%        .71%       .73%
                                                                     ========    ========   ========    ========   ========
Investment income -- net                                                 2.79%       3.08%      2.58%       1.84%      2.20%
                                                                     ========    ========   ========    ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                               $274,180    $273,910   $278,704    $293,452   $235,384
                                                                     ========    ========   ========    ========   ========

See Notes to Financial Statements.




CMA North Carolina Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to share-holders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $39,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003 and $11,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



CMA North Carolina Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders, CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997



Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1997.

Please retain this information for your records.